UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1834

Date of Report (Date of earliest event reported): March 13, 2015

INTELIQUENT, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-33778	31-1786871
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550 West Adams Street

9th Floor

Chicago, Illinois 60661

(Address of principal executive offices, including Zip Code)

(312) 384-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 13, 2015, the Compensation Committee (the “Committee”) of the Board of Directors (the “Board”) of Inteliquent, Inc. (the “Company”) approved awards of performance stock units to the following named executive officers of the Company. Below is the target number of performance stock units granted to these individuals on March 13, 2015:

Name	Title	Target Performance Stock Units
		18-Month Period	Two-Year Period	Three-Year Period
Kurt Abkemeier	Executive Vice President and Chief Financial Officer	3228	6456	9684
John Schoder	Executive Vice President of Sales, Product & Marketing	2260	4196	6456
Brett Scorza	Chief Information Officer and Senior Vice President	1775	3228	5003
John Bullock	Chief Technology Officer and Senior Vice President	1775	3228	5003
Richard L. Monto	General Counsel and Corporate Secretary	1614	2905	4519
John Harrington	SVP of Regulatory, Litigation & HR	1614	2905	4519

The performance stock units are measured over 18- month, two- and three-year performance periods. Each performance stock unit represents the right to receive, if and to the extent the Company’s total shareholder return (“TSR”) performance targets covering the 18-month, two- and three-year performance periods are satisfied, a share of the Company’s common stock following completion of the performance period. At the end of the performance period, the performance stock units will be distributed (to the extent earned and vested) in shares of the Company’s common stock based upon the level of achievement of the Company’s TSR performance targets set for the performance periods as determined by the Committee. If the Company fails to meet the threshold performance for any of the 18-month, two- or three year performance periods, no performance stock units will vest and no payout of Company common stock will be made with respect to the performance period for such performance stock units. If the Company’s performance exceeds the target performance, the recipient may receive additional performance stock units above the target number, subject to a maximum of 200% of the target award. Each recipient’s performance stock unit award agreement contains provisions dealing with, among other things, (1) the effect on the award of the termination of the recipient’s service as an employee of the Company without Cause (as defined in the Neutral Tandem, Inc. (n/k/a Inteliquent, Inc.) Amended and Restated 2007 Equity Incentive Plan (the “Plan”)), (2) the effect on the award of a Change In Control of the Company (as defined in the Plan) and (3) the delivery of the Company’s common stock in respect of vested performance stock units.

The 2015 form of TSR performance stock unit grant agreement is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	2015 Form of TSR Performance Stock Unit Grant Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1834, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTELIQUENT, INC.

/s/ Richard L. Monto
Date: March 17, 2015	Name:	Richard L. Monto
	Title:	General Counsel, Senior Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	2015 Form of TSR Performance Stock Unit Grant Agreement